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                                  EXHIBIT 10.17

                            SUFCo Logical Mining Unit

The Mineral Leasing Act (MLA) of February 25, 1920, as amended by the Federal Coal Leasing Amendments Act (FCLAA) of 1976, authorizes the consolidation of coal leases into a Logical Mining Unit (LMU) . An LMU is an area of land in which the coal resources can be developed in an efficient, economical, and orderly manner as a unit with due regard to conservation of coal resources and other resources.

1. UNIT AREA: This area, specified on the map attached hereto marked Exhibit A, is hereby designated the LMU area, containing 17,255.32 acres and described as follows:

         Federal Coal Lease SL-062583

         T. 21 S., R. 4 E., Sec. 36, S 1/2.
         T. 21 S., R. 5 E., Sec. 31, all.
         T. 22 S., R. 4 E., Sec. 1, lots 1-4, S 1/2 N 1/2, S 1/2;
                            Sec. 12, NW 1/4.
         T. 22 S., R. 5 E., Sec. 6, all;
                            Sec. 7, N 1/2 NE 1/4, E 1/2 NW 1/4.

         Containing 2,199.83 acres.

         Federal Coal Lease U-062453

         T. 21 S., R. 5 E.,  Sec. 28, SW 1/4 SW 1/4;
                             Sec. 29, SE 1/4 SE 1/4;
                             Sec. 32, N 1/2;
                             Sec. 33, W 1/2 NW 1/4.

         Containing 480 acres.

         Federal Coal Lease U-0149084

         T. 22 S., R. 4 E., Sec. 12, NE 1/4, N 1/2 SE 1/4.

         Containing 240 acres.

         Federal coal Lease U-47080

         T. 21 S., R. 4 E., Sec. 25, all;
                            Sec. 36, N 1/2.

         T. 21 S., R. 5 E., Sec. 30, lots 2-4, W 1/2 SE 1/4.



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         Containing 1,158.05 acres.

         Federal coal Lease U-28297

         T. 21 S., R. 5 E. Sec. 32, lots 1-4, N 1/2 S 1/2;
                           Sec. 33, lot 1, NW 1/4 SW 1/4.
         T. 22 S., R. 5 E. Sec. 4, lot 4, SW 1/4 NW1/4, W1/2 SW1/4;
                           Sec. 5, all;
                           Sec. 7, S 1/2 NE 1/4, E 1/2 SW 1/4, SE 1/4;
                           Sec. 8, all;
                           Sec. 17, NE 1/4, N 1/2 NW 1/4;
                           Sec. 18, NE 1/4, E 1/2 NW 1/4.

         Containing 2,631.98 acres.

         Federal Coal Lease U-63214

         T. 21 S., R. 4 E., Sec. 12, E 1/2 SE 1/4;
                            Sec. 13, E 1/2 NE 1/4, S 1/2;
                            Sec. 14, E 1/2 SW 1/4, SE 1/4;
                            Sec. 23, E 1/2, E 1/2 W 1/2;
                            Sec. 24, all.

         T. 21 S., R. 5 E., Sec. 15, W 1/2;
                            Sec. 16, all;
                            Sec. 17, all;
                            Sec. 18, all;
                            Sec. 19, all;
                            Sec. 20, all;
                            Sec. 21, all;
                            Sec. 22, W 1/2;
                            Sec. 26, W 1/2 NW 1/4 SW 1/4, SW 1/4 SW 1/4;
                            Sec. 27, all;
                            Sec. 28, N 1/2, N 1/2 SW 1/4, SE 1/4 SW 1/4, SE 1/4;
                            Sec. 29, E 1/2 NE 1/4, NE 1/4 SE 1/4;
                            Sec. 30, lot 1, N 1/2 NE 1/4;
                            Sec. 33, lots 2-4, NE 1/4, E 1/2 NW 1/4,
                                     NE 1/4 SW 1/4, N 1/2 SE 1/4;
                            Sec. 34, all;
                            Sec. 35, lots 1,2, W 1/2 NW 1/4, N 1/2 SW 1/4;

         T. 22 S., R. 5 E., Sec. 3, lots 1-4, S 1/2 N 1/2, NE 1/4 SW 1/4,
                                    S 1/2 SW 1/4, N 1/2 SE 1/4, SW 1/4 SE 1/4.




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                            Sec. 4, lots 1,2, S 1/2 NE 1/4, SE 1/4 SE 1/4;
                            Sec. 9, NE 1/4 NE 1/4;
                            Sec. 10, W 1/2 NE 1/4, NW 1/4, N 1/2 SW 1/4.

         Containing         9,905.46 acres.

         Fee Land

         T. 21 S., R. 5 E., Sec. 29, W 1/2, W 1/2E 1/2;
                            Sec. 30, S 1/2 NE 1/4, E 1/2 SE 1/4.

         Containing         640 acres.


The LMU includes the following Federal coal leases described in Exhibit B attached: SL-062583, U-062453, U-0149084, U-28297, U-47080, and U-63214.

2.       UNIT OPERATOR:            Southern Utah Fuel Company
                                   397 South 800 East
                                   Salina, Utah 84654

3. STIPULATIONS: As a consideration to the approval of this LMU, the operator/lessee consents to the following stipulations which make all Federal coal leases within the LMU subject to uniform requirements of the Resource Recovery and Protection Plan (R2P2), LMU recoverable reserves exhaustion, diligent development, continued operation, maximum economic recovery, advanced royalty and royalty reporting reports. As of April 2, 1990, the diligence term and conditions of the Federal coal leases are subject to or are superseded by the diligence requirements imposed on the LMU.

         a.    SUPERVISION:      The Bureau of Land Management
                                 Moab District office
                                 82 East Dogwood Lane
                                 Moab, Utah 84532
         is responsible for the review and approval of exploration plans and ions, and modifications, thereto, prior to the commencement of the operation within the permit area approved pursuant to the Surface Mining control and Reclamation Act of 1977. The Assistant District manager is responsible for review and approval of R2P2s and modifications thereto. The Assistant District Manager is also responsible for inspection and enforcement, including production verification of such operations and all lands and all coal contained in the LMU, and for implementing all other applicable provisions of 43 CFR 3400.

         b. DILIGENT DEVELOPMENT AND CONTINUED OPERATION: Pursuant to 43 CFR 3480.0-5(a)(13)(ii)(B), the diligent development period for the LMU began effective July 1, 1989. Therefore, the LMU must have production of commercial quantities (one

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         percent of the recoverable reserves) by July 1, 1999. SUFCo must mine
         1,292,900 tons from anywhere within the LMU to achieve diligent development and yearly thereafter to maintain continued operation or request to be allowed to pay advanced royalties in lieu of continued operation.

         c. ADVANCE ROYALTY: The number of years for which advance royalty may be paid in lieu of continued operation is ten. Advance royalty may be paid in lieu of continued operation only until July 1, 2009. No advance royalty paid prior to that date may be credited against production royalty after that date.

         d. REPORTING PERIOD: Rental for Federal coal leases continued in the LMU will be due, in a lump sum, annually on the anniversary date of the LMU approval, April 2, 1990. Upon approval and for the duration of this LMU, no Federal rentals may be credited against production royalties for any Federal coal lease contained in the LMU, even though the Federal coal lease terms may have allowed for such credits prior to the effective date of the LMU.

              Royalties for Federal recoverable coal reserves produced within the LMU will be paid on the appropriate Minerals Management Service (MMS) Production and Operation reports every royalty reporting period. The LMU royalty reporting period will be on a monthly basis beginning with the royalty period after the date that coal is first produced following the effective date of the LMU approval. If coal is being produced on the effective date of the LMU approval, the first royalty reporting period will begin on the first day of the mouth following the effective date of the LMU. Since production within an LMU is credited to the entire LMU, a certified record of all non Federal LMU coal production must be provided to the District Manager on an annual basis. Progress maps and reports required by 43 CM 3495.1 shall show all Federal and non Federal production from anywhere within the LMU.

         e. RECOVERABLE COAL RESERVES EXHAUSTION: The 40-year LMU recoverable coal reserves exhaustion period commences the date that coal is first produced from the LMU, following the effective date of LMU approval. If there is production occurring within the LMU on the effective date of LMU approval, the 40-year clock begins on the effective date of LMU approval.



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         f.   If the LMU, of which Federal coal leases SL-062583, U-062453,
         U-0149084, U-47080, U-28297, and U-63214 are part fails for whatever reason, the above-mentioned leases will automatically be subject to the diligence provisions that otherwise would have applied had they not been included in an LMU.

Coastal States Energy Company                    Southern Utah Fuel Company
Company of Lessee Name                           Unit Operator


By /s/ Unintelligble                             By /s/ Unintelligible
(signature of Lessee)                            (signature of Unit Operator)


Senior Vice President                            General Manager
Title                                            Title


June 24, 1993                                    June 24, 1993
Date                                             Date


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                               [GRAPHIC OMITTED]





                        LEASES COMPRISING THE SUFCO LMU
                              SEVIER COUNTY, UTAH

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                                    SUFCO LMU

                                   Exhibit "B"

FEDERAL LEASE:

         Serial Number:  SL-062583

         Lease Effective Date:  September 11, 1941

         Lessee:  Coastal States Energy Company

         Description of Land Committed:

                  T. 21 S., R. 4 E.,    Sec. 36, S 1/2.
                  T. 21 S., R. 5 E.,    Sec. 31, all.
                  T. 22 S., R. 4 E.,    Sec. 1, lots 1-4, S 1/2 N 1/2, S 1/2
                                        Sec. 12, NW 1/4.
                  T. 22 S., R. 5 E.,    Sec. 6, all;
                                        Sec. 7, N 1/2 NE 1/4, E 1/2 NW 1/4.

         Containing:       2,199.83 acres.

FEDERAL LEASE:

         Serial Number:  U-062453

         Lease Effective Date:  March 1, 1962

         Lessee:  Coastal States Energy Company

         Description of Land Committed:

                  T. 21 S., R. 5 E.,    Sec. 28, SW 1/4 SW 1/4;
                                        Sec. 29, SE 1/4 SE 1/4;
                                        Sec. 32, N 1/2;
                                        Sec. 33, W 1/2 NW 1/4.

         Containing: 480 acres.

FEDERAL LEASE:

         Serial Number:  U-0149084

         Lease Effective Date:  June 1, 1966


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         Lessee:  Coastal States Energy Company

         Description of Land Committed:

                  T. 22 S., R. 4 E.,    Sec. 12, NE 1/4, N 1/2 SE 1/4.

         Containing:       240 acres.

FEDERAL LEASE:

         Serial Number:  U-47080

         Lease Effective Date:  October 1, 1981

         Lessee:  Coastal States Energy Company

         Description of Land Committed:

                  T. 21 S., R. 4 E.,    Sec. 25, all;
                                        Sec. 36, N 1/2.
                  T. 21 S., R. 5 E.,    Sec. 30, lots 2-4, W 1/2 SE 1/4.

         Containing:       1,158.05 acres.


FEDERAL LEASE:

         Serial Number:  U-28297

         Lease Effective Date:  January 1, 1979

         Lessee:  Coastal States Energy Company

         Description of Land Committed:

                  T. 21 S., R. 5 E.,    Sec. 32, lots 1-4, N 1/2 S 1/2;
                                        Sec. 33, lot 1, NW 1/4 SW 1/4.
                  T. 22 S., R. 5 E.,    Sec. 4, lot 4, SW 1/4 NW 1/4, W 1/2
                                                SW 1/4;
                                        Sec. 5, all;
                                        Sec. 7, S 1/2 NE 1/4, E 1/2 SW 1/4,
                                                SE 1/4;
                                        Sec. 8, all;
                                        Sec. 17, NE 1/4, N 1/2 NW 1/4;
                                        Sec. 18, NE 1/4, E 1/2 NW 1/4.

         Containing:       2,631.98 acres.


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FEDERAL LEASE:

         Serial Number:  U-63214

         Lease Effective Date:  July 1, 1989

         Lessee:  Coastal States Energy Company

         Description of Land Committed:

         T. 21 S., R. 4 E.,         Sec. 12, E 1/2 SE 1/4;
                                    Sec. 13, E 1/2 NE 1/4, S 1/2;
                                    Sec. 14, E 1/2 SW 1/4, SE 1/4;
                                    Sec. 23, E 1/2, E 1/2 W 1/2;
                                    Sec. 24, all.
         T. 21 S., R. 5 E.,         Sec. 15, W 1/2;
                                    Sec. 16, all;
                                    Sec. 17, all;
                                    Sec. 18, all;
                                    Sec. 19, all;
                                    Sec. 20, all;
                                    Sec. 21, all;
                                    Sec. 22, W 1/2;
                                    Sec. 26, W 1/2 NW 1/4 SW 1/4, SW 1/4 SW 1/4;
                                    Sec. 27, all;
                                    Sec. 28, N 1/2, N 1/2 SW 1/4, SE 1/4 SW 1/4,
                                             SE 1/4;
                                    Sec. 29, E 1/2 NE 1/4, NE 1/4 SE 1/4;
                                    Sec. 30, lot 1, N 1/2 NE 1/4;
                                    Sec. 33, lots 2-4, NE 1/4, E 1/2 NW 1/4,
                                             NE 1/4 SW 1/4 , N 1/2 SE 1/4,
                                    Sec. 34, all;
                                    Sec. 35, lots 1,2, W 1/2 NW 1/4, N 1/2
                                             SW 1/4;
         T. 22 S., R. 5. E.,        Sec. 3, lots 1-4, S 1/2 N 1/2, NE 1/4
                                            SW 1/4, S 1/2 SW 1/4, N 1/2 SE 1/4,
                                            SW 1/4 SE 1/4.
                                    Sec. 4, lots 1,2, S 1/2 NE 1/4, SE 1/4
                                            SE 1/4;
                                    Sec. 9, NE 1/4 NE 1/4;
                                    Sec. 10, W 1/2 NE 1/4, NW 1/4, N 1/2 SW 1/4.

         Containing:       9,905-46 acres.

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FEE LAND

         Description of Land committed:

         T. 21 S., R. 5 E.,         Sec. 29, W 1/2 E 1/2, W 1/2;
                                    Sec. 30, S 1/2 NE 1/4, E 1/2 SE 1/4.

         Containing 640 acres.